UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2020

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of Athersys, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on November 16, 2020, which reported the appointments of Katherine Kalin, Jane Wasman and Baiju R. Shah to serve as directors of the Company (the “Original Form 8-K”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed to provide information that had not been determined at the time of filing of the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020, the Board of Directors (the “Board”) of the Company appointed Ms. Kalin to its Audit Committee and its Compensation Committee, Ms. Wasman to its Compensation Committee, its Executive Committee and its Nominations and Corporate Governance Committee, and Mr. Shah to its Audit Committee and Nominations and Corporate Governance Committee, each such appointment effective immediately. Mr. Shah was also designated as an “audit committee financial expert,” as that term is defined in Item 401(d)(5) of Regulation S-K. The Board affirmatively determined that Ms. Kalin, Ms. Wasman and Mr. Shah meet all applicable requirements to serve on each such committee, including without limitation Nasdaq Listing Standards and the rules and regulations under the Securities Exchange Act of 1934, as amended.

In addition to compensation for their respective service as a director as disclosed in the Original Form 8-K, each of Ms. Kalin, Ms. Wasman and Mr. Shah will be compensated for his or her service on each such committee in accordance with the Company's 2020 directors compensation program for non-employee independent directors, which provides for an annual fee of $9,000, $7,000 and $5,000 for serving on each of the Audit Committee, the Compensation Committee and the Nominations and Corporate Governance Committee, respectively, each such fee to be pro-rated based on the date of appointment to such committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2020

ATHERSYS, INC.

By:	/s/ Ivor Macleod
Name: Ivor Macleod Title: Chief Financial Officer